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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of earliest event reported):   MAY 20, 1996
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                            MARGO NURSERY FARMS, INC.
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             (Exact name of registrant as specified in this charter)

            FLORIDA                   0-15336                    59-2807561
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
    of incorporation                                         Identification No.)

 ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                   00692
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (787) 883-2570
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ITEM 5.  OTHER EVENTS

      On May 20, 1996, Margo Nursery Farms, Inc., announced that it had entered into an agreement with the Puerto Rico Department of Transportation to provide palms, trees and flowering scrubs for planting and beautification of Highway No. 3 from the Municipality of Carolina to the Municipality of Fajardo. The contract is for a term of one year and provides for the sale of approximately $820,000 in palms, trees and flowering scrubs.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  99         Press Release dated May 20, 1996.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                            MARGO NURSERY FARMS, INC.

                            By: /s/ ALFONSO ORTEGA
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                                 Alfonso Ortega
                          Vice President, Treasurer and
                             Chief Financial Officer

Date: May 22, 1996

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                                  EXHIBIT INDEX

     EXHIBIT NUMBER                DESCRIPTION                    PAGE
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           99              Press Release dated May 20, 1996